Exhibit 99.1

RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement (“Agreement”) is entered into as of                     , 2005 (“Date of Grant”) between Serena Software Inc., a Delaware corporation (the “Company”), and                                          (“Purchaser”).

Recitals

Pursuant to the Company’s Amended and Restated 1997 Stock Option and Incentive Plan (the “Plan”), the committee established pursuant to the Plan (the “Committee”) has determined to issue and sell to Purchaser, and Purchaser has agreed to purchase from the Company, shares of the Company’s Common Stock (the “Shares”) on the terms and conditions set forth below. The Plan is available for review by Purchaser at the Company’s principal office.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties hereby agree as follows:

1.	GRANT OF SHARES

The Company hereby agrees to grant to Purchaser, and Purchaser hereby agrees to accept from the Company, _________ shares. No purchase price shall be charged for the shares. The Plan is incorporated into this Agreement by reference, which means that this Agreement is limited by and subject to the express terms and provisions of the Plan. Capitalized terms that are not defined in this Agreement have the meanings given to them in the Plan.

2.	VESTING

The Shares are subject to a vesting schedule that lapses over time as set forth below. Shares that have vested based on the schedule below are referred to herein as “Vested Shares.” Thus, as used herein, “Unvested Shares” means all Shares in which Purchaser has not acquired such a vested interest in accordance with the following provisions; and “Vested Shares” means all Shares in which Purchaser has acquired such a vested interest.

Sixty percent (60%) of the Unvested Shares (the “First Tranche”) shall vest on the third anniversary of the Date of Grant if the Purchaser is an employee of the Company on such anniversary date. The remaining forty percent (40%) of the Unvested Shares (the “Second Tranche”) shall vest on the fifth anniversary of the Date of Grant if the Purchaser is an employee of the Company on such anniversary date. Notwithstanding the foregoing: (a) if an event described in Section 13(c) of the Plan occurs before the third anniversary of the Date of Grant, the First Tranche shall vest in full upon the occurrence of such event (and the Second Tranche shall vest only as set forth in the preceding sentence), and (b) if an event described in Section 13(c) of the Plan occurs after the third anniversary of the Date of Grant, the Second Tranche shall vest in full upon the occurrence of such event.

If application of the vesting percentages results in a vested fractional Share, the entire Share of which the fraction is a part shall be deemed to be a Vested Share.

Upon Purchaser’s termination of employment with the Company for any reason, then any Unvested Shares shall be forfeited and acquired by the Company at no cost to the Company on the date of such termination of employment.

As used in this Section and Section 3 below, Purchaser shall be considered to be “employed” only so long as Purchaser qualifies as an employee for tax purposes. If Purchaser’s status with the Company should change from that of an employee (whether full- or part-time) to that of an independent contractor, then Purchaser shall not be considered to be “employed” for purposes of this Section and Section 3 from and after the date of that change.

3.	ADJUSTMENTS FOR CAPITAL CHANGES

In the event the Company undertakes, without receipt of consideration, any stock dividend, stock split, recapitalization or other change affecting as a class the Company’s outstanding stock of the same class as the Shares, then (i) any new, substituted or additional securities or other property which is, by reason of any such transaction, distributed with respect to the Shares (collectively, “Distributed Securities”) shall be subject to the vesting schedule described in Section 2, with any such Distributed Securities distributed with respect to Shares that are then Vested Shares being treated, for purposes of this Agreement, the same as Vested Shares, and any such Distributed Securities distributed with respect to Shares that are then Unvested Shares being treated, for purposes of this Agreement, the same as Unvested Shares, and (ii) Purchaser’s ownership of such Distributed Securities which are to be treated the same as Unvested Shares will vest in accordance with the terms and conditions set forth in section 2 at such rate as to permit full vesting by the final date on which Unvested Shares vest. Distributed Securities which, under the foregoing provisions, are unvested or vested are sometime referred to herein, respectively, as “Unvested Distributed Securities” and “Vested Distributed Securities”; and, when indicated by context, the terms “Shares,” “Unvested Shares” and “Vested Shares” as used herein will include Distributed Securities as well as Shares.

4.	SECURITIES LAW COMPLIANCE

4.1	General

Upon the acquisition of any Shares pursuant to this Agreement, Purchaser shall enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or this Agreement. Nothing herein obligates the Company to register or qualify the Shares pursuant to any federal or state securities laws.

4.2	Restrictive Legends

In order to reflect the restriction on disposition of the Shares, the stock certificates for the Shares (including Distributed Securities) will be endorsed with restrictive legends substantially in the form of the following:

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO BE BOUND BY THE PROVISIONS OF THE RESTRICTED STOCK PURCHASE AGREEMENT DATED AS OF                              , 2005 (THE “AGREEMENT”), BY AND BETWEEN THE CORPORATION AND THE HOLDER. THE AGREEMENT CONTAINS SUBSTANTIAL RESTRICTIONS ON TRANSFER, INCLUDING RESTRICTIONS ON SALE, ASSIGNMENT, PLEDGE, TRANSFER OR OTHER DISPOSITION.

In addition, the stock certificates shall reflect any other legends that may be required and/or deemed appropriate under applicable laws by the Company.

5.	SECTION 83(B) ELECTION

Purchaser understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the excess of the fair market value of the Shares, on the date any forfeiture restrictions applicable to such shares lapse, over the purchase price (if any) paid for such shares will be reportable as ordinary income at that time. For this purpose, the term “forfeiture restrictions” includes the vesting conditions provided under this Agreement. Purchaser understands, however, that Purchaser may elect to be taxed at the time the Shares are acquired hereunder, rather than when and as such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Shares at the date of this Agreement equals the purchase price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit A hereto. Purchaser understands that failure to make this filing within the 30-day period may result in the recognition of ordinary income by Purchaser as the forfeiture restrictions lapse. Purchaser acknowledges that he will reach his own determination with respect to all tax aspects of purchasing the Shares under the terms of this Agreement; that he has been advised by the Company to seek advice on the matter from his own tax advisors; and that he is not relying on the statements made above or any other information provided by the Company in deciding whether or not to file the election permitted under Section 83(b). PURCHASER ALSO ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PURCHASER’S BEHALF.

6.	IRS GOLDEN PARACHUTE GROSS-UP

In the event that the aggregate of all payments or benefits made or provided to, or that may be made or provided to, the Purchaser under this Agreement and under all other plans, programs and arrangements of the Company (the “Aggregate Payment”) is determined to constitute an “excess parachute payment,” as such term is defined in Section 280G(b) of the Internal Revenue Code, the Company shall pay to the Purchaser prior to the time any excise tax imposed by Section 4999 of the Internal Revenue Code (“Excise Tax”) is payable with respect to such Aggregate Payment, an additional amount which, after the imposition of all income and excise taxes thereon, is equal to the Excise Tax on the Aggregate Payment. The determination of whether the Aggregate Payment constitutes an excess parachute payment and, if so, the amount to be provided to the Purchaser and the time of payment pursuant to this Section 6 shall be made by an independent auditor (the “Auditor”) selected by the Company. Notwithstanding the foregoing, in the event that the amount of the Purchaser’s Excise Tax liability is subsequently determined to be greater than the Excise Tax liability with respect to which any initial payment to the Purchaser under this Section 6 has been made, the Company shall pay to the Purchaser an additional amount (grossed up for all taxes) with respect to such additional Excise Tax (and any interest and penalties thereon) at the time and in the amount reasonably determined by the Auditor. Similarly, if the amount of the Purchaser’s Excise Tax liability is subsequently determined to be less than the Excise Tax liability with respect to which any prior payment to the Purchaser has been made under this Section 6, the Purchaser shall refund to the Company the excess amount received, after reduction for any nonrefundable tax, penalties and/or interest incurred by the Purchaser in connection with the receipt of such excess, and such refund shall be paid promptly after the Purchaser has received any corresponding refund of excess Excise Tax paid to the Internal Revenue Service. The Purchaser and the Company shall cooperate with each other in connection with any proceeding or claim relating to the existence or amount of liability for Excise Tax, and all expenses incurred by the Purchaser in connection therewith shall be paid by the Company promptly upon notice of demand from the Purchaser.

7.	GENERAL PROVISIONS

7.1	Entire Agreement

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior agreements between the parties relating to such subject matter.

7.2	The Modifications

This Agreement may be changed or modified only by an agreement in writing signed by both parties hereto.

7.3	Successors and Assigns

The provisions of this Agreement shall inure to the benefits of, and be binding upon, the Company and its successors and assigns and Purchaser and his legal representatives, heirs, legatees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and shall have agreed in writing to join and be bound by the terms and conditions hereof.

7.4	Governing Law

This Agreement shall by governed by, and construed in accordance with, the laws of the State of California as such laws are applied to agreements among California residents entered into and performed entirely within California.

7.5	Severability

If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect.

7.6	Further Assurances

The parties will execute such further instruments and take such further action as may be reasonably necessary to carry out the intent of this Agreement.

7.7	Notices

Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed received by the recipient when delivered personally or, if mailed, five (5) days after the date of deposit in the United States mail, certified or registered, portage prepaid and addressed, in the case of the Company, to 2755 Campus Drive, 3rd floor, San Mateo, California 94403-2538, and in the case of Purchaser, to the address shown for Purchaser on the signature page hereof, or to such other address as either party may later specify by at least ten (10) days’ advance written notice delivered to the other party in accordance herewith.

7.8	Captions

Section headings used in this Agreement are for convenience of reference only and shall not be considered a part of this Agreement.

7.9	No Waiver

The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of that provision, nor prevent that party thereafter from enforcing that provision or any other provision of this Agreement.

7.10	Injunctive Relief

Purchaser acknowledges that damages would be an inadequate remedy for breach of this Agreement and that the obligations of Purchaser hereunder may be enforced by the remedies of specific enforcement and injunctive relief.

7.11	Enforcement

If any action at law or in equity or any arbitration is brought to enforce or interpret the terms of this Agreement or to protect the rights obtained hereunder, the prevailing party shall be entitled to recover its reasonable attorneys’ fees, costs and other expenses in addition to any other relief to which it may be entitled.

7.12	Spousal Consent

Purchaser, if married, shall cause his spouse to execute a spousal consent to the provisions of this Agreement in substantially the form of Exhibit B hereto.

7.13	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7.14	No Employment or Service Contract

Nothing in this Agreement shall confer upon Purchaser any right to continue in the service of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or Purchaser to terminate the employment of Purchaser at any time, with or without cause.

7.15	Withholding Taxes

Purchaser agrees to pay to the Company, at the applicable time, the full amount of withholding taxes payable with respect to the award represented hereby. If any withholding tax is due at the time the restrictions lapse, no Shares representing the vested portion of the award will be released to Purchaser until arrangements satisfactory to the Company have been made for all withholding requirements to be met. Pursuant to the Plan, the Company is authorized to retain and withhold from any payment, such as salary due you, the amount of taxes required by any governmental agency to be withheld and paid with respect to the delivery of restricted or unrestricted shares to the Purchaser.

IN WITNESS WHEREOF, the Company and Purchaser have executed this Agreement, effective as of the day and year first above written.

COMPANY	PURCHASER:

Serena Software, Inc.
a Delaware corporation

(Signature)

By:	Address:

Exhibit A

SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treasury Regulation Section 1.83-2.

(1) The taxpayer who performed the services is:

      Name: ________________________________________

      Address: _________________________________________________________________

      Taxpayer Identification No.: ________________________________________

      Taxable Year:              Calendar Year:             .

(2) The property with respect to which the election is being made is              shares of the common stock of Serena Software, Inc., a Delaware corporation (the “Company”).

(3) The property was issued on                                 , 20        .

(4) The property is subject to a repurchase right pursuant to which the issuer has the right, in the event that the taxpayer’s employment with the issuer is terminated for any reason, to acquire the property at its original purchase price. The issuer’s repurchase right lapses in installments over a period ending                                 .

(5) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $             per share for the common stock.

(6) The amount paid for such property is $             per share for the common stock.

(7) A copy of this statement was furnished to the Company, for whom taxpayer rendered the services underlying the transfer of property.

(8) This statement is executed as of                     , 20        .

Taxpayer	Spouse (if any)

This form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within 30 days after the execution date of the Restricted Stock Purchase Agreement.

Exhibit B

SPOUSAL CONSENT

I,                                                  , am the spouse of the person identified as “Purchaser” below, who signed the foregoing Restricted Stock Purchase Agreement. I have read and approve of the provisions of the Restricted Stock Purchase Agreement. I agree to be bound by and accept the provisions of the Restricted Stock Purchase Agreement in lieu of all other interests I may have in the shares subject thereto, whether the interest may be community property or otherwise.

Executed on                     .

(Signature)

Purchaser’s Name: